                                 ONE FUND, INC.

                    SUPPLEMENT DATED DECEMBER 9, 1998 TO THE
                        PROSPECTUS DATED NOVEMBER 1, 1998



INTERNATIONAL AND GLOBAL CONTRARIAN PORTFOLIOS:

The Board of Directors has notified Societe Generale Asset Management Corp. ("SGAM") that the sub-advisory agreement (for the management of the International and Global Contrarian Portfolios) will be terminated after the close of business on December 31, 1998. The Board has approved a temporary sub-advisory agreement with Federated Global Research Corp. ("FGR") to manage the assets of the International and Global Contrarian Portfolios on and after January 1, 1999.

The terms of the temporary agreement with FGR are identical to those of the agreement with SGAM except that the sub-advisory fees have been reduced such to 0.40% of the first $200 million of average daily net assets of each portfolio and 0.35% of all such assets of each portfolio in excess of $200 million. The temporary agreement with FGR will continue in effect on and after May 1, 1999 only if it is approved by a majority vote of the shareholders of each portfolio.

To the extent that FGR might see fit to substantially reposition the portfolios' investments, the portfolios could experience higher than normal turnover during the early stages of FGR's management. This could increase the capital gains to the portfolios and thereby affect shareholders' taxes.

On and after January 1, 1999, all references to SGAM in the prospectus are changed to FGR. On and after January 1, 1999, the Adviser has agreed to waive its fees in excess of 0.85% of the average daily net assets of the International Portfolio.

The Board of Directors has approved a proposed merger of the Global Contrarian Portfolio into the International Portfolio, to be effective upon approval by majority votes of the shareholders of each of those portfolios. The merged portfolios will then continue as the International Portfolio with its investment objective being a total return on its assets by investing primarily in non-U.S. securities. The International Portfolio will not include the U.S. domestic company securities that have been a significant component of the Global Contrarian Portfolio.

The lead portfolio manager of the International and Global Contrarian Portfolios on and after January 1, 1999 will be Drew Collins, senior vice president of FGR. Mr. Collins has directed portfolio management and investment research of global equity and fixed income funds for FGR since 1995. For one year prior to that he was vice president and international portfolio manager of Arnhold and S. Bleichroeder, Inc., and for eight years before that he was a portfolio manager for College Retirement Equities Fund. Mr. Collins is a chartered financial analyst with a bachelor's degree from Oberlin College and a master of business administration degree in finance from the Wharton School of the University of Pennsylvania.

TAX-FREE INCOME AND INCOME PORTFOLIOS:

The Board of Directors has approved a merger of the Tax-Free Income Portfolio into the Income Portfolio, to be effective upon approval by majority votes of the shareholders of each of those portfolios. The merged portfolios will then continue as the Income Portfolio with its investment objective being high current income (preservation of capital is a secondary objective) by investing primarily in investment-grade fixed income securities and the equivalent, as more fully described in the prospectus. After the merger, the Income Portfolio will not include the tax-free municipal securities that have constituted most of the assets of the Tax-Free Income Portfolio. The income received from investments in the Income Portfolio will be subject to income taxation.

CORE GROWTH PORTFOLIO:

The Sub-Advisory Agreement with PBA has been amended to provide for the Adviser to pay PBA fees accruing at the following rates on and after January 1, 1999:
0.65% of the first $50 million of the average daily net assets of the Core Growth Portfolio, 0.60% of the next $100 million and 0.50% of all average daily net assets in excess of $150 million.

Michael Hahn has replaced Ellen McGee as co-manager of the Core Growth Portfolio primarily responsible for the portfolio's small and micro cap investments. He has been a portfolio manager for PBA since 1996. For two years prior to that he was an assistant portfolio manager for First National Bank of Maryland and spent a year as a financial accountant for International Business Machines. Mr. Hahn is a chartered financial analyst with a bachelor's degree in finance from Pennsylvania State University and a master of business administration degree from the University of Maryland.